ZAGG®

Investor Presentation
June 2015

Online at investors.zagg.com



Safe Harbor

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may", "future", "plan" or "planned", "will" or "should", "expected", "anticipates", "draft", "eventually" or "projected". You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in filings made by the company with the Securities and Exchange Commission.

A Framework for Growth

ZAGG



integrity
ownership
care for people
passion
continuous improvement
performance
sense of urgency
THE PREFERRED BRAND
CREATIVE PRODUCT SOLUTIONS
TARGETED GLOBAL DISTRIBUTION

Executing on Our Strategy

ZAGG

2014 – Built a platform for success

- Strengthened executive team with five key hires
- Returned to growth with 19.4% revenue growth
- Increased **Screen Protection** market share (#1)
- Doubled **Keyboard** market share (tied for #1)
- Paid off debt; purchased 1,812,813 shares of ZAGG stock

2015 – Executing on our strategy

- Expanding domestic distribution – Wireless, Walgreens, Airport, Club Stores
- Expanding distribution in Western Europe – Vodaphone, Carphone Warehouse
- New products to contribute >50% of revenue
- Strengthen brand awareness and increase channel marketing support
- Improve profitability

2015 Growth Strategy

ZAGG

North American Focus: Retail and .com

International Growth Focus: Western Europe

New Products/ Acquisitions &Tactical Partnerships

Increase Brand Awareness

Targeted Distribution Opportunities

ZAGG

- **Grow North America**
  - Increasing account penetration
  - Adding new strategic channels
  - Expand on-line

- **Grow Western Europe by 50%**
  - On-boarding new key retailers during 1H15
  - ISOD roll-out with leading European wireless retailer

- **Early stage**
  - Exploring opportunities in Asia
  - Developing a strategic B2B plan
  - Expanding franchise footprint

New Products for 2015

ZAGG

Best of CES 2015

Pocket Keyboard &

Speaker Case



2015 International CES





PC PCMAG.COM EDITORS' CHOICE

ZDNet

ZAGG Slim Book tablet keyboard

- PC Magazine's Editor's Choice
- ZDNet - Perfect "10" score

Strengthened Screen Protection line

- Improved films
- Industry best glass



Expand Global Distribution

ZAGG

ZAGG's **strong mobile brand** with **leadership in multiple product categories** are key competitive advantages

Category	Market Share
Screen Protection	#1 with greater than 35% market share
Tablet Keyboards	Tied for #1 with 25% market share
Power Management	#1 in small & medium chargers
Audio/Video	Top 5 brand
Cases	Top 20 brand

Brand Awareness & Consumer Experience

ZAGG

Raise product, brand and sector awareness

- Extend brand affinity to consumers
- Improve package design for effective retail footprint
- Target market segments that are brand-centric
- Address consumer's desire to protect and enhance devices


INVISIBLE SHIELD

Provide an outstanding in-store experience

- Highlight distinct ZAGG product features
- Interactive displays allowing product discovery
- Distinguish ZAGG as category leader


ZAGG
Your best fit.

Operational Excellence

ZAGG

Focused on delivering operational excellence

- Decrease touch points in supply chain
- Streamline manufacturing partners
- Improve contract terms
- Strengthen inventory management controls
- Minimize freight expenses

Reduce COGS + Improve Efficiencies = Increase Profitability

1Q15 Highlights

ZAGG

1Q15 vs. 1Q14

- Net sales **$57.2** million vs. $49.0 million
- Gross margin **40.0%** vs. 36.0%
- Net income **$3.2** million vs. $1.0 million
- GAAP EPS **$0.11** vs. $0.03
- Adjusted EBITDA **$9.3** million vs. $5.5 million

- Cash balance **$14.7** million; operating cash flow **$7.5** million
- No debt
- $15.0 million stock repurchase plan approved by board for 2015

Income Statement Highlights

ZAGG



Net Sales
$219.4
$261.6
$265.0
2013 A
2014 A
2015 E



GM%
39.7%
31.9%
35.0%
2013 A
2014 A
2015 E



Adjusted EBITDA Margin
17.8%
12.3%
14.9%
2013 A
2014 A
2015 E

2015 Guidance

Revenue: $260M - $270M

Gross margin: mid-30's

Adjusted EBITDA: $38M - $41M

Balance Sheet Highlights*

ZAGG

- Cash balance: **$14.7** million
- Working capital: **$78.2** million
- Accounts receivable: **$44.1** million
- DSO: **69**
- Inventory: **$48.1** million
- **$25M** LOC with $0 drawn on the line
- No long term debt
- Growing cash balance with positive cash from operations

*March 31, 2015

Investment Highlights

ZAGG

- Track record of executing on strategic plan
- Strengthened leadership with experienced executives
- Category leadership in multiple segments
- Expanding domestic and international retail presence
- Increasing brand awareness with consumers
- 50% of revenue from new products
- Reducing COGS and controlling expenses
- No debt and generating cash to grow business

ZAGG®

Investor Presentation
June 2015

Online at investors.zagg.com

